INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the registrant       /x/
Filed by a party other than the registrant        / /
Check the appropriate box:

/ /  Preliminary proxy statement

/x/  Definitive proxy statement

/ /  Definitive additional materials

/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                       DIAGNOSTIC RETRIEVAL SYSTEMS, INC.
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                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                       DIAGNOSTIC RETRIEVAL SYSTEMS, INC.
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                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/x/  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or Rule
     14a-6(i)(2).

/ /  $500 per each party per Exchange Act Rule 14a-6(i)(3), or Rule
     14a-6(i)(2).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
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                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD AUGUST 7, 1996

To the Stockholders of
DIAGNOSTIC/RETRIEVAL SYSTEMS, INC.:

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Diagnostic/Retrieval Systems, Inc., a Delaware corporation (the "Company"), will be held at the offices of Skadden, Arps, Slate, Meagher & Flom, 919 Third Ave., New York, New York at 10:00 A.M., local time, on August 7, 1996, for the following purposes:

          (1) To elect three Class I directors, each to hold office for a term of three years;

          (2) To consider and act upon a proposal to adopt the 1996 Omnibus
     Plan;

          (3) To ratify the grant of options to non-employee directors of the Company pursuant to the 1991 Stock Option Plan; and

          (4) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on June 24, 1996 are entitled to notice of and to vote at the Meeting and any adjournment thereof.

                                   By Order of the Board of Directors,
                                   Diagnostic/Retrieval Systems, Inc.

                                             (signature cut)

                                   NANCY R. PITEK
                                   Secretary

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                             YOUR VOTE IS IMPORTANT

ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S) AS SOON AS POSSIBLE, EVEN IF YOU ARE CURRENTLY PLANNING TO ATTEND THE MEETING. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON, BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND THE MEETING.
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                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                 AUGUST 7, 1996

     This proxy statement and the accompanying proxy are to be mailed to holders of Common Stock, $.01 par value (the "Common Stock"), of Diagnostic/Retrieval Systems, Inc. (the "Company"), commencing on or about June 28, 1996 in connection with the solicitation of proxies by the Board of Directors (the "Board") for the 1996 Annual Meeting of Stockholders (the "Meeting") of the Company to be held Tuesday, August 7, 1996 at 10:00 A.M., local time, at the offices of Skadden, Arps, Slate, Meagher & Flom, 919 Third Ave., New York, New York.

     The Board has fixed the close of business on June 24, 1996 as the record date for determining the stockholders of the Company entitled to vote at the Meeting. As of June 24, 1996, the Company had outstanding 5,505,207 shares of Common Stock (exclusive of 463,859 shares held in the treasury, which will not be voted at the Meeting).

VOTING AND REVOCATION OF PROXIES

     If a proxy card is returned by a stockholder properly signed and is not revoked, the shares of Common Stock represented will be voted by the persons named on the proxy card, or their substitutes, in accordance with the stockholder's directions. Stockholders are urged to grant or withhold authority to vote for the nominees for election as directors and to specify their choice between approval or disapproval of, or abstention with respect to, any other matter by marking the appropriate boxes on the proxy card. If a proxy card is signed and returned without instructions marked on it, it will be voted for the nominees named on the card and as recommended by the Board of Directors with respect to other matters.

     The execution of a proxy does not affect the right of a stockholder to attend the Meeting and vote in person. A stockholder giving a proxy may revoke it at any time before it is voted by giving written notice of its revocation to the Secretary of the Company at the address indicated above, by executing and delivering to the Company another proxy dated after the proxy to be revoked or by attending the Meeting and voting in person.

VOTING RIGHTS

     The holders of Common Stock are entitled to one vote for each share held on the record date to elect directors and one vote per share on all matters for which a vote of stockholders is required by Delaware law. The presence at the Meeting, in person or by proxy, of a majority of the shares of the Common Stock shall constitute a quorum for the election of directors and for the transaction of other business at the Meeting.

                              ELECTION OF DIRECTORS

     The Board is divided into three classes: Class I directors, Class II directors and Class III directors, with each class consisting of as nearly an equal number of directors as possible. The members of one of the three classes of directors are elected each year; such directors hold office for three-year terms and until their successors are elected and qualified.

     If a quorum of stockholders is present in person or by proxy at the Meeting, the holders of Common Stock will elect three Class I directors by a plurality of the votes cast by such holders. The Class II directors, Messrs. Leonard Newman and Mark N. Kaplan, will continue to serve, in accordance with their previous election, until the expiration of their terms in 1997, and the Class III directors, Messrs. Jack Rachleff and Stuart F. Platt, will continue to serve until the expiration of their terms in 1998.

     Set forth below is certain information concerning the persons nominated by the Board of Directors for election at the Meeting, as well as the directors whose terms of office will continue after the Meeting, including their ages, any positions held with the Company and its subsidiaries, and their business experience. If any of the nominees listed below are unavailable to stand for election, an event which is not anticipated, the proxies named on the relevant proxy card may vote for a substitute nominee(s) chosen by the Board of Directors.

NOMINEES FOR ELECTION AS CLASS I DIRECTORS

     Unless instructed otherwise, the proxies named on the enclosed proxy card intend to vote the shares of Common Stock that they represent to elect the following persons as Class I directors for three-year terms of office expiring at the 1999 Annual Meeting of Stockholders of the Company.

     MARK S. NEWMAN--
     Chairman of the Board, President and Chief Executive Officer of the Company

          Mark S. Newman, age 46, became a director of the Company in 1988. Mr. Newman has been employed by the Company since 1973, was named Vice President-Finance, Chief Financial Officer and Treasurer in 1980 and Executive Vice President in 1987. In May 1994, Mr. Newman became the President and Chief Executive Officer of the Company and in August 1995, he became Chairman of the Board. Mr. Newman is the son of Leonard Newman, a director of the Company, and the former Chairman of the Board and Chief Executive Officer.

     THEODORE COHN--
     Management Consultant

          Theodore Cohn, age 73, became a director of the Company in 1980. He has been an independent management consultant since 1974.

     DONALD C. FRASER--
     Professor--Boston University

          The Honorable Dr. Donald C. Fraser, age 55, became a director of the Company in 1993. He currently serves as director of the Boston University Center for Photonics Research and as professor of engineering and physics at such university. From 1991 to 1993, Dr. Fraser was the Principal Deputy Under Secretary of Defense, Acquisition, with primary responsibility for managing the Department of Defense acquisition process, including setting policy and executing programs. He also served as Deputy Director of Operational Test and Evaluation for Command, Control, Communication and Intelligence, from 1990 to 1991, a position which included top level management and oversight of the operational test and evaluation of all major Department of Defense communication, command and control, intelligence, electronic warfare, space and information management system programs. From 1981 to 1988, Dr. Fraser was employed as the Vice President, Technical Operations at Charles Stark Draper Laboratory and, from 1988 to 1990, as its Executive Vice President.

     CLASS II DIRECTORS CONTINUING IN OFFICE FOR TERMS EXPIRING AT THE 1997
       ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY

     LEONARD NEWMAN--
     Former Chairman of the Board and Chief Executive Officer of the Company

          Leonard Newman, age 72, has been a director since 1968 and from 1971 until August 1995, served as Chairman of the Board and Secretary of the Company. He held the title of Chairman Emeritus from August 1995 until his retirement in March 1996. From 1971 until May 1994, Mr. Newman also served as the Company's Chief Executive Officer. He is the father of Mark S. Newman, the Chairman of the Board, President and Chief Executive Officer of the Company.

     MARK N. KAPLAN--
     Partner--Skadden, Arps, Slate, Meagher & Flom

          Mark N. Kaplan, age 66, became a director of the Company in 1986. Mr. Kaplan has been a member of the law firm of Skadden, Arps, Slate, Meagher & Flom since 1979. Mr. Kaplan also serves as director of American

     Biltrite Inc., Grey Advertising Inc., MovieFone Inc., REFAC Technology Inc., Congoleum Corporation and Volt Information Sciences, Inc.

     CLASS III DIRECTORS CONTINUING IN OFFICE FOR TERMS EXPIRING AT THE 1998
       ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY

     JACK RACHLEFF--
     President--Fablok Mills, Inc.

         Jack Rachleff, age 82, became a director of the Company in 1968. Mr. Rachleff has been employed since 1952 by Fablok Mills, Inc., a textile manufacturer, and has been its President since February 1982.

     STUART F. PLATT--
     Vice President of the Company; President--DRS Media Technologies Group

          RADM Stuart F. Platt, USN (Ret.), age 62, became a director of the Company in 1991 and in July 1992 became the President of Precision Echo, Inc., a wholly-owned subsidiary of the Company ("Precision Echo"). In May 1994, he became a Vice President of the Company and presently serves as the President of the Company's Media Technologies Group of which Precision Echo is a part. Rear Admiral Platt was a co-founder and a director of FPBSM Industries, Inc., a holding company and management consulting firm for defense, aerospace and other technology-based companies. He also serves as director for Harding Associates, Inc. Rear Admiral Platt held various positions as a military officer in the Department of the Navy, retiring as Competition Advocate General of the Navy in 1986.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THE STOCKHOLDERS VOTE
                       FOR THE ELECTION OF THE NOMINEES.

                   PROPOSAL TO ADOPT THE 1996 OMNIBUS PLAN (1)

     The Diagnostic/Retrieval Systems, Inc. 1996 Omnibus Plan (the "Plan") was approved by the Board on June 17, 1996, subject to approval by the stockholders of the Company. The following summary of the Plan is qualified in its entirety by reference to the complete text of the Plan, attached hereto as Exhibit A. Capitalized terms used herein will, unless otherwise defined, have the meanings assigned to them in the text of the Plan.

     The Plan is intended to provide officers and other employees of Diagnostic/Retrieval Systems, Inc. ("DRS") and each of its subsidiaries now held or hereinafter acquired (collectively, the "Company") with appropriate incentives and rewards to encourage them to enter into and continue in the employ of the Company and to acquire a proprietary interest in the long-term success of the Company; to compensate each member of the Board of DRS who is not and has never been an employee of the Company (each "Non-Employee Director") and provide incentives to Non-Employee Directors which are directly linked to increases in stock value; and to reward the performance of individual officers, other employees, consultants and Non-Employee Directors in fulfilling their personal responsibilities for long-range achievements.

     The Plan is intended to comply with the requirements of Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended. In addition, the Plan is intended to provide performance-based compensation so as to be eligible for compliance with Section 162(m) ("Section 162(m)") of the Internal Revenue Code of 1986, as amended (the "Code") which, generally, limits the deduction by an employer for compensation of certain covered officers. Under
Section 162(m), certain compensation, including compensation based on the attainment of performance goals, may be disregarded for purposes of this deduction limit if certain requirements are met. Among the requirements for compensation to qualify for this exception is that the material terms pursuant to which the compensation is to be paid be disclosed to and approved by the stockholders in a separate vote prior to the payment. Accordingly, if the Plan is approved by stockholders and the other conditions of Section 162(m) relating to performance-based compensation are satisfied, compensation paid to Covered Employees pursuant to the Plan will not fail to be deductible under Section 162(m).

- ----------

(1) For this section of the Proxy Statement only, the term the "Company" is defined as set forth below.

GENERAL

     The Plan provides for the granting of awards to such employees (including officers of the Company, whether or not they are directors of DRS) and consultants of the Company as the Stock Option Committee of the Board (the "Committee") may select from time to time. Approximately 850 employees and consultants are eligible to participate in the Plan. The Plan also provides for the mandatory granting of Non-Qualified Stock Options to Non-Employee Directors of DRS. Currently, there are four such directors.

     An aggregate of 500,000 shares of common stock of DRS, par value $.01 per share ("Company Stock"), is reserved for issuance under the Plan, subject to adjustment as described below. Such shares may be authorized but unissued Company Stock or authorized and issued Company Stock held in DRS's treasury. Generally, shares subject to an award that remain unissued upon expiration or cancellation of the award will be available for other awards under the Plan. The total number of shares of Company Stock subject to awards (including awards paid in cash but denominated as shares of Company Stock) granted to any Participant of the Plan during any tax year of the Company will not exceed 200,000. In the event that the Committee determines that any dividend or other distribution, stock split, recapitalization, reorganization, merger or other similar corporate transaction or event affects the Company Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee will make such equitable changes or adjustments as it deems necessary to the number and kind of shares of Company Stock which may thereafter be issued in connection with awards, the limit on individual awards, the number and kind of shares of Company Stock subject to each outstanding award, and the exercise price, grant price or purchase price of each award.

     Awards under the Plan may be made in the form of (a) Incentive Stock Options, (b) Non-Qualified Stock Options (Incentive and Non-Qualified Stock Options are collectively referred to as "options"), (c) Stock Appreciation Rights, (d) Restricted Stock, (e) Phantom Stock, (f) Stock Bonuses and (g) Other Awards. Awards may be granted to such officers and other employees and consultants of the Company and its subsidiaries (including employees who are directors) as the Committee may select in its discretion. Non-Employee Directors will be granted Non-Qualified Stock Options under the Plan in the manner described below.

ADMINISTRATION

     The Plan will be administered by the Committee. The Committee will, at all times, consist of two or more persons, each of whom is an "outside director" within the meaning of Section 162(m) and a "disinterested person" within the meaning of Rule 16b-3. The Committee is authorized, among other things, to construe, interpret and implement the provisions of the Plan, to select the persons to whom awards will be granted, to determine the terms and conditions of such awards and to make all other determinations deemed necessary or advisable for the administration of the Plan; provided, however, that the Committee may not exercise discretion under any provision of the Plan with respect to Non-Qualified Stock Options granted to Non-Employee Directors to the extent that such discretion is inconsistent with Rule 16b-3.

AWARDS UNDER THE PLAN

     Stock Options

     Unless the Committee expressly provides otherwise, an option will not be exercisable prior to one year after the date of grant and will become exercisable as to 25% of the shares subject thereto on each of the first through fourth anniversaries of the date of grant. The Committee will determine each option's expiration date; provided, however, that no incentive stock option may be exercised more than ten years after the date of grant. The purchase price per share payable upon the exercise of an option (the "option exercise price") will be established by the Committee; provided, however, that in the case of an Incentive Stock Option, the option exercise price may be no less than the Fair Market Value of a share of Company Stock on the date of grant. The option exercise price is payable by any one of the following methods or a combination thereof: (a) cash; (b) personal, certified or bank cashier's check; (c) wire transfer; (d) with the consent of the Committee, by surrender of shares of Company Stock held at least six months by the Participant and having a Fair Market Value on the date of the exercise equal to the option exercise price; or
(e) by such other payment method as the Committee may prescribe.

     The Committee may specify at the time of grant or, with respect to Non-Qualified Stock Options, at or after the time of grant, that a Participant will be granted a new Non-Qualified Stock Option (a "Reload Option") for a number of shares equal to the number of shares surrendered by the participant upon exercise of all or part of an Option; provided, however, that no Reload Option may be granted to a Non-Employee Director. Reload Options will be subject to such conditions as may be specified by the Committee in its discretion, subject to the terms of the Plan.

     The Plan provides that a Non-Employee Director who becomes a member of the Board subsequent to the Effective Date of the Plan (a "Subsequent Director") will be granted automatically a Non-Qualified Stock Option to purchase 5,000 shares of Company Stock. On the date of each annual meeting subsequent to the annual meeting immediately following the Effective Date (or, in the case of a Subsequent Director, subsequent to such Subsequent Director becoming a member of the Board), each Non-Employee Director will be granted automatically a Non-Qualified Stock Option to purchase 2,500 shares of Company Stock; provided, however, that in no event may a current Non-Employee Director be granted options to purchase more than 2,500 shares of Company Stock during any tax year of the Company under the Plan or any other stock option plan of the Company. Non-Qualified Stock Options granted to Non-Employee Directors will become fully exercisable on the first anniversary of the grant, and will expire ten years from the date of grant.

     Stock Appreciation Rights

     Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the Plan, other than a Non-Qualified Stock Option granted to a Non-Employee Director. A stock appreciation right granted independently of any option will be subject to the same vesting rules as described above for options. A stock appreciation right granted in tandem with any stock option will be exercisable only when and to the extent the option to which it relates is exercisable. The grantee of a stock appreciation right has the right to surrender the stock appreciation right and receive from the Company, in cash, an amount equal to the excess of the Fair Market Value of a share of Company Stock over the exercise price of the stock appreciation right for each share of Company Stock in respect of which such stock appreciation right is being exercised.

     Restricted Stock

     The Committee may grant restricted shares of Company Stock to such persons, in such amounts, and subject to such terms and conditions (including the attainment of performance goals) as the Committee may determine it its discretion. Awards of Restricted Stock granted to Executive Officers of the Company will be contingent on the attainment by the Company of one or more pre-established performance goals (the "Performance Goals") established by the Committee. The Performance Goals may be based on the attainment by the Company (and/or its subsidiaries or divisions if applicable) of any one or more of the following criteria: (i) a specified percentage return on total stockholder equity (before or after tax); (ii) a specified percentage increase in earnings per share of Company Stock; (iii) a specified percentage increase in net income;
(iv) a specified percentage increase in earnings before interest, taxes, depreciation and amortization: (v) a specified percentage increase in earnings before interest and income taxes, as adjusted for corporate office overhead expense allocation; (vi) a specified percentage increase in revenues; (vii) a specified minimum return on assets; and (viii) such other criteria as the stockholders of DRS may approve.

     Phantom Stock

     The Committee may grant shares of Phantom Stock to such persons, in such amounts, and subject to such terms and conditions (including the attainment of performance goals) as the Committee may determine in its discretion. If the requirements specified by the Committee are met, the grantee of such an award will receive a cash payment equal to the Fair Market Value of the shares covered thereby plus the dividends that would have been paid on such shares had they actually been outstanding following the grant date. Awards of Phantom Stock granted to Executive Officers of the Company will be contingent on the attainment by the Company of any one or more of the Performance Goals noted above.

     Stock Bonus

     The Committee may grant bonuses comprised of shares of Company Stock free of restrictions to such persons, in such amounts, as the Committee may determine in its discretion. No Executive Officer will be eligible to receive a Stock Bonus under the Plan unless a prior determination of eligibility is made by the Committee.

     Other Awards

     Other awards valued in whole or in part by reference to, or otherwise based on, Company Stock may be granted either alone or in addition to other awards under the Plan. Subject to the provisions of the Plan, the Committee will have the sole and complete authority to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Company Stock to be granted pursuant to such Other Awards and all other conditions of such Other Awards.

OTHER FEATURES OF THE PLAN

     The Plan provides for a stipulated period of exercisability for outstanding options in the event of the termination of a Participant's employment with the Company; this period varies depending on the form of award and reason for termination.

     In the event of a Change in Control, all outstanding awards will become fully vested and/or immediately exercisable.

     The Board may suspend, revise, terminate or amend the Plan at any time; provided, however, that stockholder approval must be obtained if and to the extent required by Rule 16b-3, and if and to the extent that the Board deems it appropriate to satisfy Section 162(m); and provided further that no such action may, without the consent of a Participant, reduce the Participant's rights under any outstanding award.

NEW PLAN BENEFITS

     Inasmuch as (a) awards (other than awards of Non-Qualified Stock Options to Non-Employee Directors) under the Plan will be granted at the sole discretion of the Committee and (b) performance goal criteria under the Plan may vary from year to year and from Participant to Participant, it is not possible to determine (except in the case of Non-Employee Directors) either the awards that will be made thereunder during fiscal 1997 or the awards that would have been made thereunder during fiscal 1996 had the Plan been in effect. The following chart sets forth the name, position and grant information for currently eligible Non-Employee Directors.

                                NEW PLAN BENEFITS
              DIAGNOSTIC/RETRIEVAL SYSTEMS, INC. 1996 OMNIBUS PLAN

                                             NUMBER OF SHARES UNDERLYING
    NAME AND POSITION                      EACH ANNUAL GRANT OF OPTIONS(2)
    -----------------                      -------------------------------
Theodore Cohn, Director                                 2,500
Donald C. Fraser, Director                              2,500
Mark N. Kaplan, Director                                2,500
Jack Rachleff, Director                                 2,500

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following discussion is a brief summary of the principal United States Federal income tax consequences under current Federal income tax laws relating to awards under the Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

     Non-Qualified Stock Options

     An optionee will not recognize any taxable income upon the grant of a Non-Qualified Stock Option. The Company will not be entitled to a tax deduction with respect to the grant of a Non-Qualified Stock Option. Upon exercise of a Non-Qualified Stock Option, the excess of the Fair Market Value of the Company Stock on the exercise date over the option exercise price will be taxable as compensation income to the optionee and will be subject to applicable withholding taxes. The Company will generally be entitled to a tax deduction at such time in the amount of such compensation income. The optionee's tax basis for the Company Stock received pursuant to the exercise of a Non-Qualified Stock Option will equal the sum of the compensation income recognized and the exercise price.

- ----------

(2) As noted above, annual grants to current directors will commence on the date of the annual meeting subsequent to the annual meeting immediately following the Effective Date of the Plan; provided, however, that no current director will be granted options to purchase more than 2,500 shares of the Company Stock under the Plan or any other stock option plan of the Company during any tax year of the Company.

     In the event of a sale of Company Stock received upon the exercise of a Non-Qualified Stock Option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term capital gain or loss if the holding period for such Company Stock is more than one year.

     Incentive Stock Options

     An optionee will not recognize any taxable income at the time of grant or timely exercise of an Incentive Stock Option and the Company will not be entitled to a tax deduction with respect to such grant or exercise. Exercise of an Incentive Stock Option may, however, give rise to taxable compensation income subject to applicable withholding taxes, and a tax deduction to the Company, if the Incentive Stock Option is not exercised on a timely basis (generally, while the optionee is employed by the Company or within 90 days after termination of employment) or if the optionee subsequently engages in a "disqualifying disposition" as described below.

     A sale or exchange by an optionee of shares acquired upon the exercise of an Incentive Stock Option more than one year after the transfer of the shares to such optionee and more than two years after the date of grant of the Incentive Stock Option will result in any difference between the net sale proceeds and the exercise price being treated as long-term capital gain (or loss) to the optionee. If such sale or exchange takes place within two years after the date of grant of the Incentive Stock Option or within one year from the date of transfer of the Incentive Stock Option shares to the optionee, such sale or exchange will generally constitute a "disqualifying disposition" of such shares that will have the following results: any excess of (a) the lesser of (i) the Fair Market Value of the shares at the time of exercise of the Incentive Stock Option and (ii) the amount realized on such disqualifying disposition of the shares over (b) the option exercise price of such shares, will be ordinary income to the optionee, subject to applicable withholding taxes, and the Company will be entitled to a tax deduction in the amount of such income. Any further gain or loss after the date of exercise generally will qualify as capital gain or loss and will not result in any deduction by the Company.

     Restricted Stock

     A grantee will not recognize any income upon the receipt of Restricted Stock unless the holder elects under Section 83(b) of the Code, within thirty days of such receipt, to recognize ordinary income in an amount equal to the Fair Market Value of the Restricted Stock at the time of receipt, less any amount paid for the shares. If the election is made, the holder will not be allowed a deduction for amounts subsequently required to be returned to the Company. If the election is not made, the holder will generally recognize ordinary income, on the date that the restrictions to which the Restricted Stock are subject are removed, in an amount equal to the Fair Market Value of such shares on such date, less any amount paid for the shares. At the time the holder recognizes ordinary income, the Company generally will be entitled to a deduction in the same amount.

     Generally, upon a sale or other disposition of Restricted Stock with respect to which the holder has recognized ordinary income (i.e., a Section 83(b) election was previously made or the restrictions were previously removed), the holder will recognize capital gain or loss in an amount equal to the difference between the amount realized on such sale or other disposition and the holder's basis in such shares. Such gain or loss will be long-term capital gain or loss if the holding period for such shares is more than one year.

     Other Types of Awards

     The grant of a stock appreciation right or Phantom Stock award will not result in income for the grantee or in a tax deduction for the Company. Upon the settlement of such a right or award, the grantee will recognize ordinary income equal to the aggregate value of the payment received, and the Company generally will be entitled to a tax deduction in the same amount. A Stock Bonus generally will result in compensation income for the grantee, and a tax deduction for the Company, equal to the Fair Market Value of the shares of Company Stock granted.

     The affirmative vote of a majority of the outstanding shares of Company Stock entitled to vote at the Meeting is required to approve the Plan.

       THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THE STOCKHOLDERS VOTE FOR APPROVAL OF THE DIAGNOSTIC/RETRIEVAL SYSTEMS, INC. 1996 OMNIBUS PLAN.

             PROPOSAL TO RATIFY THE GRANT OF OPTIONS TO NON-EMPLOYEE
                DIRECTORS PURSUANT TO THE 1991 STOCK OPTION PLAN

     On February 7, 1996, the Stock Option Committee and the Board adopted resolutions (the "Resolutions"), subject to approval by the stockholders of the Company. The following summary of the Resolutions is qualified in its entirety by reference to the text of the Resolutions, attached hereto as Exhibit B.

     The Resolutions instituted an arrangement under the 1991 Stock Option Plan of the Company (the "1991 Plan") by which each member of the Board who was not, as of February 7, 1996, and has not previously been an employee of the Company ("Non-Employee Directors") would be granted Non-Qualified Stock Options.

     Under the Resolutions, each Non-Employee Director was immediately granted, subject to stockholder approval, a Non-Qualified Stock Option to purchase 5,000 shares of common stock of the Company ("Company Stock"). Furthermore, on the date of each annual meeting, commencing with the annual meeting following the annual meeting at which the Resolutions are approved by the Company's stockholders, each Non-Employee Director will be granted a Non-Qualified Stock Option (as defined in the 1991 Plan) to purchase 2,500 shares of Company Stock.

     The option price per share of Company Stock purchasable under the Non-Qualified Stock Options granted to Non-Employee Directors will be the Fair Market Value of a share of Company Stock on the date of grant. Each Non-Qualified Stock Option will become fully exercisable on the first anniversary of, and will expire ten years after, the date of grant. The Resolutions provide for a stipulated period of exercisability for outstanding options in the event of the termination of a Non-Employee Director's service with the Company; the length of this period varies, depending on the reason for such termination.

     The Resolutions provide that a Non-Employee Director may not be granted options to purchase more than 2,500 shares of Company Stock under the 1991 Plan and any other stock option plan of the Company during any tax year of the Company.

NEW PLAN BENEFITS

     The following chart sets forth the grants that will be made to currently eligible Non-Employee Directors during the current fiscal year under the Resolutions if the Resolutions are approved by stockholders.

                                NEW PLAN BENEFITS
            DIAGNOSTIC/RETRIEVAL SYSTEMS, INC. 1991 STOCK OPTION PLAN

                                                     NUMBER OF SHARES UNDERLYING
    NAME AND POSITION                                 INITIAL GRANT OF OPTIONS
    -----------------                                 ------------------------
Theodore Cohn, Director                                         5,000
Donald C. Fraser, Director                                      5,000
Mark N. Kaplan, Director                                        5,000
Jack Rachleff, Director                                         5,000

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following discussion is a brief summary of the principal United States Federal income tax consequences under current Federal income tax laws relating to awards of Non-Qualified Stock Options under the 1991 Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

     An optionee will not recognize any taxable income upon the grant of a Non-Qualified Stock Option. The Company will not be entitled to a tax deduction with respect to the grant of a Non-Qualified Stock Option. Upon exercise of a Non-Qualified Stock Option, the excess of the Fair Market Value of the Company Stock on the exercise date over the option exercise price will be taxable as compensation income to the optionee and will be subject to applicable withholding taxes. The Company will generally be entitled to a tax deduction at such time in the amount of such compensation income. The Optionee's tax basis for the Company Stock received pursuant to the exercise of a Non-Qualified Stock Option will equal the sum of the compensation income recognized and the exercise price.

     In the event of a sale of the Company Stock received upon the exercise of a Non-Qualified Stock Option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term capital gain or loss if the holding period for such Company Stock is more than one year.

     The affirmative vote of a majority of the outstanding shares of Company Stock entitled to vote at the Meeting is required to approve the Resolutions.

       THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THE STOCKHOLDERS VOTE
                        FOR RATIFICATION OF THE GRANTS.

SECURITY OWNERSHIP

     The following table shows as of May 23, 1996, the number of shares of Common Stock beneficially owned by each director and nominee, each executive officer and by all directors, nominees and executive officers of the Company as a group.

                                                   COMMON STOCK(A)
                                         ----------------------------------
                                                                PERCENT
                                             SHARES            OF CLASS
                                         -----------------     ------------
Mark S. Newman                           194,149 (b)(c)(d)         3.5
Theodore Cohn                              5,900                   0.1
Donald C. Fraser                            --                      --
Mark N. Kaplan                             1,000                    -- (e)
Leonard Newman                             2,700                    -- (e)
Stuart F. Platt                            3,000 (c)               0.1
Jack Rachleff                              1,000                    -- (e)
Paul G. Casner, Jr.                       31,000                   0.6
Nancy R. Pitek                            14,307                   0.3
Richard Ross                               3,000 (c)               0.1
All directors and executive
 officers as a group (10 persons)        242,949 (b)(c)(d)         4.4

- ----------

(a) As of May 23, 1996, the Company had outstanding 5,467,632 shares of Common Stock (excluding 498,434 shares held in the treasury). Unless otherwise noted, each director and nominee had sole voting power and investment power over the shares of Common Stock indicated opposite such director's and executive officer's name.

(b) Includes 13,107 shares of Common Stock held by the trustee of the Company's Retirement/Savings Plan. Mr. M. Newman and Ms. N. Pitek share the power to direct the voting of such shares as members of the administrative committee of such plan. Mr. M. Newman and Ms. N. Pitek disclaim beneficial ownership as to and of such shares.

(c) Includes shares of Common Stock which might be purchased upon exercise of options which were exercisable on May 23, 1996 or within 60 days thereafter, as follows: Mr. M. Newman, 90,000 shares; Mr. P. Casner, Jr., 30,000 shares; Ms. N. Pitek, 1,200 shares; Mr. S. Platt, 3,000 shares; Mr.
     R. Ross, 3,000 shares; and all directors and executive officers as a group, 181,200 shares.

(d) Includes 3,200 shares of Common Stock held by Mr. M. Newman as custodian for his daughter, over which Mr. M. Newman has sole voting and investment power.

(e)  Less than 0.1%.

     The following table sets forth certain information, as of May 23, 1996, with respect to each person, other than executive officers and directors of the Company, which has advised the Company that it may be deemed to be the beneficial owner (within the meaning of Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended) of more than five percent of a class of voting securities of the Company. Such information has been derived from statements on Schedule 13D or 13G filed with the Securities and Exchange Commission by the person(s) listed below.

                                                                                 AMOUNT AND
                                                                                  NATURE OF
          NAME AND ADDRESS                                                       BENEFICIAL             PERCENT
         OF BENEFICIAL OWNER                                                      OWNERSHIP            OF CLASS
         -------------------                                                      ---------            --------
First Pacific Advisors, Inc. ...................................................  1,670,314(a)           27.5
 10301 West Pico Blvd., Los Angeles, CA 90064

Palisade Capital Management L.L.C. .............................................    885,924(b)           16.2
 One Bridge Plaza, Suite 695, Fort Lee, NJ 07024

Michael N. Taglich .............................................................    529,850(c)            9.7
 Taglich Brothers, D'Amadeo, Wagner, & Company, Incorporated
 100 Wall Street, New York, NY 10005

David E. Gross .................................................................    335,701(d)            6.1
 27 Cameron Road, Saddle River, NJ 07458

- ----------

(a) Includes 508,475 shares of Common Stock from the assumed conversion of $4,500,000 principal amount of the Company's 9% Senior Subordinated Convertible Debentures due 2003, 104,739 shares of Common Stock from the assumed conversion of $1,571,000 principal amount of the Company's 8-1/2% Convertible Subordinated Debentures due 1998 and 1,057,100 shares of Common Stock beneficially owned by First Pacific Advisors, Inc. ("First Pacific") through control of FPA Capital Fund, Inc. ("FPA"), Source Capital, Inc. ("Source Capital") and FPA New Income, Inc. ("New Income") to which First Pacific serves as investment advisor. The Company has been advised that First Pacific has sole voting power with respect to 300,000 shares and shared dispositive power with respect to 1,670,314 shares, FPA has sole voting power and shared dispositive power with respect to 510,000 shares, Source Capital has sole voting power and shared dispositive power with respect to 273,925 shares and New Income has sole voting power and shared dispositive power with respect to 282,792 shares.

(b) Represents shares of Common Stock held by Palisade Capital Management L.L.C., acting as investment advisor to (i) Chrysler Corp. Emp. #1 Pension Plan Dtd. 4-1-89, (ii) IBM Corp. Retirement Plan Trust Dtd. 12-18-45, (iii) G.E. Pension Trust, and (iv) Nynex Master Pension Trust Dtd. 1-1-84.

(c) Consists of 312,450 shares of Common Stock held by Lancer Partners, Inc. ("Lancer Partners"), 11,500 shares of Common Stock held by Antrade, N.V. ("Antrade"), 15,200 shares of Common Stock held by Album N.V. ("Album"), 11,600 shares of Common Stock held by Ralco Investments Group ("Ralco"), 156,850 shares of Common Stock held by Lancer Offshore, Inc. ("Lancer Offshore") and 22,250 shares of Common Stock held by Michael Lauer. The Company has been advised that Michael Lauer has sole voting power and sole dispositive power with respect to 22,250 shares. Michael N. Taglich and Michael Lauer serve as general partners of Lancer Partners and managing partners of Lancer Offshore. The Company has been advised that Messrs. Taglich and Lauer also share voting and dispositive authority over the shares held by Album, Antrade and Ralco resulting in shared voting and shared dispositive power with respect to a total of 507,600 shares.

(d) Includes 282,381 shares of Common Stock held by Mr. Gross for which he has sole voting and dispositive power. Also included are 26,000 shares of Common Stock held by Mr. Gross' wife personally and 27,320 shares of Common Stock held by her as custodian for her two children. Mr. Gross has neither voting power nor investment power over the shares of Common Stock held by his wife, either personally or as custodian for her children, and disclaims any beneficial interest in such shares.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the American Stock Exchange. Officers, directors and greater-than-ten-percent shareowners are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Company's review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file Forms 5 for the Company's most recent fiscal year, the Company believes that all its officers, directors, and greater-than-ten-percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 1996, except that: Leonard Newman, a director of the Company, failed to file on a timely basis one report relating to the common stock of the Company beneficially owned by him pursuant to an exercise of incentive stock options, one report relating to common stock of the Company beneficially owned by him used to satisfy the balance due on a loan from the Company and one report relating to common stock of the Company beneficially owned by him and transferred to certain family members; Stuart F. Platt, a director and executive officer of the Company, failed to file on a timely basis one report relating to common stock beneficially owned by him pursuant to a grant of incentive stock options; and Richard Ross, an executive officer of the Company, failed to file on a timely basis one report relating to common stock beneficially owned by him pursuant to a grant of incentive stock options.

THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES

     The Board of Directors has appointed from its members an Audit Committee, an Executive Compensation Committee and a Stock Option Committee with the following areas of responsibility:

          The Audit Committee oversees, and reports to the Board concerning the general policies and practices of the Company and its subsidiaries with respect to accounting, financial reporting and internal controls. It also maintains a direct exchange of information between the Board and the Company's independent auditors. Until August 8, 1995, the Audit Committee consisted of Donald C. Fraser, Mark N. Kaplan and Jack Rachleff. At a meeting of the Board on August 8, 1995, the composition of the Audit Committee was changed to Theodore Cohn, Mark N. Kaplan, Leonard Newman and Jack Rachleff. The Audit Committee held four meetings during fiscal 1996.

          The function of the Executive Compensation Committee (the "Compensation Committee") was to establish the compensation of the Chief Executive Officer and the President of the Company and the other executive officers of the Company. Until August 8, 1996, the Compensation Committee consisted of Donald C. Fraser, Mark N. Kaplan, Leonard Newman and Jack Rachleff. At a meeting of the Board on August 8, 1995, the composition of the Compensation Committee was changed to Theodore Cohn, Donald C. Fraser, Mark N. Kaplan and Jack Rachleff. While he served on the Compensation Committee, Leonard Newman did not participate in compensation decisions relating to himself or Mark S. Newman. The Compensation Committee met five times during fiscal 1996.

          The function of the Stock Option Committee is to administer the Company's 1991 Stock Option Plan, the 1981 Incentive Stock Option Plan, as amended, and the 1981 Non-Qualified Stock Option Plan, as amended. In compliance with Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, no person appointed to the Stock Option Committee, for at least one year prior to such appointment or during such appointment, will be granted or awarded equity securities of the Company or any of its affiliates pursuant to certain plans of the Company or its affiliates. During fiscal 1996, the Stock Option Committee consisted of Donald C. Fraser, Mark N. Kaplan and Jack Rachleff. The Stock Option Committee met three times during fiscal 1996.

          The Board held five meetings during the Company's fiscal year ended March 31, 1996. In the same period, no director of the Company attended fewer than 75% of the meetings of the Board or meetings of the committees on which the director served during the period of his service as a director.

COMPENSATION OF DIRECTORS

     Directors who are employees of the Company or its subsidiaries do not receive directors' fees. During fiscal 1996, each director who was not or has never been an employee of the Company or one of its subsidiaries (a "Non-Employee Director") received a retainer of $9,750 for his services, plus a fee of $1,500 for each meeting of the Board attended. Non-Employee Directors who served on committees of the Board received an additional $1,250 for services rendered in connection with committee meetings attended which were not held on the same day as meetings of the full Board.

     On February 7, 1996, the Stock Option Committee adopted and the Board ratified resolutions, subject to approval by the stockholders of the Company, which instituted an arrangement under the Company's 1991 Stock Option Plan by which the Non-Employee Directors of the Company as of such date would be (a) immediately granted a Non-Qualified Stock Option to purchase 5,000 shares of Common Stock of the Company and (b) on the date of each annual meeting, commencing with the annual meeting following the annual meeting at which these resolutions are approved, granted a Non-Qualified Stock Option to purchase 2,500 shares of Common Stock. On June 17, 1996, the Diagnostic/Retrieval Systems, Inc. 1996 Omnibus Plan (the "Plan") was approved by the Board, subject to approval by the stockholders of the Company. The Non-Employee Directors described above are also eligible under the Plan to receive grants of options to purchase 2,500 shares of Common Stock on the dates described above. However, provisions in each of the resolutions and the Plan state that a Non-Employee Director may not be granted options to purchase more than 2,500 shares of Common Stock under the Plan or any other stock option plan of the Company during any tax year of the Company, thus avoiding any potential for overlap.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company is currently occupying and leasing a building at 138 Bauer Drive (the "LDR Building") owned by LDR Realty Co. ("LDR"), a partnership wholly owned, in equal amounts, by Leonard Newman and David E. Gross, the former President and Chief Technical Officer of the Company. The current renegotiated lease agreement is for a ten-year term beginning June 1, 1988 at a monthly rental of $19,439. The Company is required to pay all real estate taxes and is responsible for all repairs and maintenance, structural and otherwise, subject to no cumulative limits. The terms of the LDR lease were determined by the Company and LDR, based on the formal appraisal of an appraisal firm and informal appraisals from real estate brokers in the area. Such appraisals indicated that the rental provided for in the LDR lease is not in excess of the range of fair market rentals in the relevant area.

     Skadden, Arps, Slate, Meagher & Flom, a law firm of which Mark N. Kaplan, a director, is a member, provided legal services to the Company during its 1996 fiscal year.

     In July 1993, the Company and Donald C. Fraser, a director, entered into a consulting agreement pursuant to which Dr. Fraser will provide consultation to the Company concerning defense technologies. Under the terms of the consulting agreement, as amended, consulting services are to be provided to the Company on an as-requested basis, for a fee of $1,500 per day plus approved travel and miscellaneous expenses. During fiscal 1996, total remuneration paid to Dr. Fraser under this agreement approximated $7,000.

     In October 1993, the Company issued a Demand Grid Note (the "Grid Note") in the principal amount of $100,000 to Paul G. Casner, Jr. The loan bears interest at the applicable federal rate necessary under the Internal Revenue Code of 1986, as amended, to avoid an imputed rate of interest.

     In May 1995, the Company became a party to a loan with Mark S. Newman, the Chairman of the Board, President and Chief Executive Officer of the Company, to provide an amount equal to the exercise price of incentive stock options which had been granted to him under the Company's 1981 Incentive Stock Option Plan. The loan is evidenced by a promissory note in the principal amount of $104,500 and bears interest at an annual rate of 8%. The loan is payable on the earlier of (i) the sale or disposition of the shares of stock obtained pursuant to the exercise of the stock options, (ii) cessation of Mr. M. Newman's employment by the Company or (iii) May 25, 2005. Interest is payable on May 25 of each calendar year or at such earlier time as the loan is repaid.

                             EXECUTIVE COMPENSATION

     There is shown below information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended March 31, 1996, 1995 and 1994, of those persons who were, at March 31, 1996 (i) the chief executive officer, (ii) the four most highly compensated executive officers of the Company other than the chief executive officer and
(iii) an individual for whom disclosure would have been provided pursuant to
Item 402(a)(3)(ii) of Regulation S-K of the Securities and Exchange Commission but for the fact that the individual was not serving as an executive officer of the company at March 31, 1996 (the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                                                             LONG-TERM
                                                                            COMPENSATION
                                                                    ----------------------------
                                    ANNUAL COMPENSATION (L)                    AWARDS
                              ---------------------------------     ----------------------------
                                                                       RESTRICTED
                                                                          STOCK
                                                                       AWARD(S)($)                     ALL OTHER
NAME AND PRINCIPAL POSITION   FISCAL YEAR   SALARY ($)    BONUS ($)       (J)        OPTIONS (#)    COMPENSATION ($)
- ---------------------------   -----------   ----------   ----------    -----------   -----------   -----------------
Mark S. Newman ...............    1996        295,899    160,000         66,199             0       21,866(b)(c)(d)
 Chairman of the Board,           1995        281,344    120,000              0       150,000(f)    19,440(b)(c)(d)
 President & Chief                1994        230,767     52,993              0             0       86,728(b)(c)(d)(e)
 Executive Officer

Nancy R. Pitek ...............    1996        111,466     29,750          8,688             0        5,577(b)(c)
 Vice President, Finance
 Treasurer & Secretary

Paul G. Casner, Jr. ..........    1996        198,000     64,000         26,480             0       57,887(b)(d)(i)
 Vice President &                 1995        198,000     40,000              0             0       32,201(b)(d)(i)
 President--Electronic
 Systems Group

Stuart F. Platt ..............    1996        255,008     80,000         33,099        50,000(h)     8,206(c)(d)
 Vice President &                 1995        256,970     50,000              0             0        4,414(c)(d)
 President--Media                 1994        262,854     21,597              0         5,000(g)     3,664(c)(d)
 Technologies Group

Richard Ross .................    1996        209,674     60,000         24,829        50,000(h)     9,740(b)(c)(d)
 Vice President &                 1995        198,618     36,000              0             0        9,070(b)(c)(d)
 President--Electro-Optical       1994        155,596     27,237              0         5,000(g)     7,010(b)(c)(d)
 Systems Group

Leonard Newman ...............    1996        328,833          0              0             0             (k)
 Former Chairman of the           1995        321,910          0              0             0       57,000(a)(b)(c)(d)
 Board, Chief Executive           1994        331,140    100,000              0             0       52,538(a)(b)(c)(d)
 Officer & Secretary

- ----------

(a) Includes deferred compensation of $25,000 pursuant to a Deferred Compensation Agreement between the Company and Mr. L. Newman. See "Termination of Employment and Change in Control".

(b) Includes the amounts of employer contributions which vested pursuant to the Company's Retirement/Savings Plan (See "Retirement/Savings Plan") in the fiscal years ended March 31, 1996, 1995 and 1994, respectively, in the accounts of the Named Officers, as follows: Mr. M. Newman, $4,629, $4,838 and $3,530; Ms. N. Pitek, $1,275; Mr. P. Casner, Jr., $3,706 and $3,000;
     Mr. S. Platt, $3,556; Mr. R. Ross, $3,696, $3,486 and $2,234; and Mr. L.
     Newman, $4,939, $4,292 and $1,626.

(c) Includes the fixed annual amounts, computed on a fiscal year basis, provided by the Company for the benefit of the Named Officers, to reimburse such officers for the amounts of medical and hospital expenses actually incurred by them, which are not covered or paid to them under the Company's group medical and hospitalization plans during the fiscal years ended March 31, 1996, 1995 and 1994, respectively, as follows: Mr. M. Newman, $7,000, $4,500, and $3,250; Ms. N. Pitek, $4,250; Mr. P. Casner, Jr., $1,250; Mr. S. Platt, $4,250, $4,000,
     and $3,250; Mr. R. Ross, $4,250, $4,000, and $3,250; and Mr. L. Newman,
     $4,250, $4,000, and $3,250.

(d) The Company pays the cost of policies of life insurance and long-term disability insurance, in excess of the amounts furnished under the group coverage provided to all employees, for the benefit of the Named Officers. Under certain of the life insurance policies, the Company is a beneficiary to the extent of the premiums paid. The total amounts of the premiums paid by the Company or the economic benefit to the Named Officers for such insurance policies during the fiscal years ended March 31, 1996, 1995 and 1994, respectively, were as follows: Mr. M. Newman, $10,237, $10,102, and $9,948; Mr. P. Casner, Jr., $531, and $124; Mr. S. Platt, $400, $414, and
     $414; Mr. R. Ross, $1,794, $1,584, and $1,526; and Mr. L. Newman, $21,116,
     $23,708, and $22,662.

(e) Includes $70,000 earned by Mark S. Newman as a consequence of his involvement in the Company's October 1993 acquisition of Technology Applications and Service Company.

(f) Represents non-qualified stock options to purchase 50,000 shares of Class B Common Stock and incentive stock options to purchase 100,000 shares of Class B Common Stock issued to Mr. M. Newman under the Company's 1991 Stock Option Plan. Such options, granted on June 9, 1994, became exercisable six months from the date of grant with respect to 20% of such options and are further exercisable cumulatively at 20% per year on each of the first four anniversaries of the date of grant.

(g) Represents incentive stock options to purchase shares of Class B Common Stock issued to the Named Officers under the Company's 1991 Stock Option Plan. Such options, granted on August 5, 1993, became exercisable six months from the date of grant with respect to 20% of such options and are further exercisable cumulatively at 20% per year on each of the first four anniversaries of the date of grant.

(h) Represents incentive stock options to purchase shares of Class B Common Stock issued to the Named Officers under the Company's 1991 Stock Option Plan. Such options, granted on February 7, 1996, become exercisable six months from the date of grant with respect to 20% of such options and are further exercisable cumulatively at 20% per year on each of the first four anniversaries of the date of grant.

(i) Includes forgiveness of principal and interest owed pursuant to the Grid
    Note in an amount equal to $52,400 and $29,077, respectively.

(j) During fiscal 1996, a portion (15% to 20%) of the total bonus awarded to the Named Officers was payable in shares of restricted stock of the Company. The shares are restricted for a period of three years and may not be sold or transferred until May 29, 1999. In the event a Named Officer leaves the employ of the Company before such time as the restrictions lapse, all rights to the shares may be forfeited.

(k)  See "Termination of Employment and Change in Control".

(l) The dollar value of perquisites and other personal benefits provided for the benefit of the Named Officers during the fiscal years ended March 31, 1996, 1995 and 1994, respectively, did not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus reported for the Named Officers in those periods. There were no other amounts of compensation required to be reported as "Other Annual Compensation" by Item 402 of Regulation S-K of the Securities and Exchange Commission earned by the Named Officers.

TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS

     On March 28, 1996, the Company entered into an Employment, Non-Competition and Termination Agreement (the "Newman Agreement") with Leonard Newman, the co-founder and former Chairman of the Board and Chief Executive Officer of the Company. Pursuant to the Newman Agreement, Mr. L. Newman received a lump sum payment of approximately $2.0 million. Under the terms of the Newman Agreement, Mr. L. Newman has agreed to provide consulting services, as required from time to time, to the Company for a five-year period and also has agreed not to compete with the Company during this same period. This agreement supersedes a previous deferred compensation agreement with Mr. L. Newman (the "Deferred Compensation Agreement") whereby, in the event of termination of employment, compensation equal to $25,000 multiplied by the number of complete years of employment from July 1, 1969 through the date of termination of employment was to be provided to Mr. L. Newman or, in the case of death, to his designated beneficiary. In addition, pursuant to the terms of the Deferred Compensation

Agreement, a keyman insurance policy owned by the Company for Mr. L. Newman was transferred to him. Under the Newman Agreement, the Company will continue to be required to provide Mr. L. Newman, on an annual basis, the sum sufficient to pay the scheduled premium on such policy.

     In March 1996, Leonard Newman and certain members of his immediate family sold an aggregate of 885,924 shares of the Company's Common Stock to a buyer, acting as an investment adviser to several accounts. In connection with such sale, the Company entered into a registration rights agreement with the buyer and the Company filed a registration statement at its expense.

     In April 1994, the Company entered into an agreement with Richard Ross which provided for a severance benefit in the event of i) termination of his employment other than for cause, ii) diminution in compensation and/or responsibilities and iii) the change in ownership of the Company or Photronics Corp., a wholly-owned subsidiary of the Company. The severance benefit is equal to 30 months of Mr. Ross' then current salary plus reimbursement of outplacement expenses up to a maximum of $15,000.

RETIREMENT/SAVINGS PLAN

     The Summary Compensation Table above includes amounts deferred by the Named Officers pursuant to the Company's Retirement/Savings Plan under Section 401(k) of the Internal Revenue Code of 1986. The value of a participant's contributions to the Retirement/Savings Plan is fully vested at all times; the value of employer contributions becomes 50% vested after the employee has completed three years of service, 75% vested after completion of four years of service, and 100% vested after completion of five years of service.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     On February 1, 1996, the Company established a Supplemental Executive Retirement Plan (the SERP) for the benefit of certain key executives which includes the Chief Executive Officer and the four most highly compensated executive officers of the Company. Pursuant to the SERP, the Company will provide retirement benefits to each key executive, based on years of service and final average annual compensation as defined therein. In addition, the Company will advance premiums for life insurance policies providing a death benefit equal to five times the participants' salary at time of death. In the event of a change in control, as defined therein, benefits become fully vested. The SERP is non-contributory and unfunded.

MEDICAL REIMBURSEMENT PLAN

     At the beginning of each calendar year, the Company accrues fixed annual amounts for the benefit of certain officers to be paid as needed to reimburse such officers for the amounts of medical and hospital expenses actually incurred by such officers which are not covered, and until January 1, 1993, the excess of the amounts of medical and hospital expenses actually incurred by such officers over the amount paid to them, under the Company's group medical and hospitalization plans. The amount accrued for the benefit of each such officer is included in such officer's compensation for tax purposes regardless of whether such accrued amount is actually paid to him. The excess of the amount accrued over the amounts paid is used to offset the administrative expenses payable by the Company to the medical insurance carrier.

STOCK OPTIONS

     On March 26, 1996, the Company's stockholders approved the reclassification of each share of Class A Common Stock, $.01 par value per share, and each share of Class B Common Stock, $.01 par value per share, into one share of Common Stock of the Company (the "Reclassification"). Each option issued or issuable for either Class A or Class B Common Stock pursuant to the Company's 1991 Stock Option Plan is exercisable for an equal number of shares of Common Stock.

     The following table contains information concerning the grant of stock options under the Company's 1991 Stock Option Plan to the Named Officers during the Company's last fiscal year.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                    POTENTIAL REALIZABLE VALUE
                                                                                      AT ASSUMED ANNUAL RATES
                                                                                    OF STOCK PRICE APPRECIATION
                                           INDIVIDUAL GRANTS                            FOR OPTION TERM ($)
                          ----------------------------------------------------   -------------------------------
                           NUMBER OF     % OF TOTAL
                          SECURITIES       OPTIONS
                          UNDERLYING     GRANTED TO     EXERCISE
                            OPTIONS     EMPLOYEES IN      PRICE     EXPIRATION
        NAME                GRANTED      FISCAL 1996     ($/SH)        DATE         0%       5% (B)    10% (B)
        ----                -------      -----------     ------        ----         --       ------    -------
Stuart F. Platt ........  50,000 (a)        38.0%        $7.75       02/06/06    $12,500   $264,100    $650,000
Richard Ross ...........  50,000 (a)        38.0%        $7.75       02/06/06    $12,500   $264,100    $650,000

- ----------

(a) The options granted were for shares of Class B Common Stock at an exercise price equal to the fair market value of the Company's Class B Common Stock on the date of grant. The options become exercisable over a five year period in increments of 20% beginning six months from the date of grant and continuing at an additional 20% per year on the anniversary of the date of grant. The grant date of the options was February 7, 1996.

(b) The amounts shown under these columns are the result of calculations at the 5% and 10% rates required by the Securities and Exchange Commission and are not intended to forecast future appreciation of the Company's stock price.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

     Shown below is information with respect to the aggregate stock options exercised by the Named Officers during fiscal 1996 as well as the unexercised options to purchase the Company's Common Stock granted through March 31, 1996 under the Company's 1991 Stock Option Plan to the Named Officers and held by them at that date.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUE
                                                                        NUMBER OF              VALUE OF UNEXERCISED
                                                                   UNEXERCISED OPTIONS AT    IN-THE-MONEY OPTIONS AT
                                                                      MARCH 31, 1996          MARCH 31, 1996 ($) (C)
                                                                --------------------------  --------------------------
                                       SHARES                          COMMON STOCK                  COMMON STOCK
                                     ACQUIRED ON     VALUE      --------------------------  --------------------------
               NAME                 EXERCISE (#)  REALIZED ($)  EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
- ----------------------------------  ------------  ------------  -----------  -------------  -----------  -------------
Mark S. Newman ....................  40,000(a)      104,500       90,000        60,000        $422,700     $281,800
Nancy R. Pitek ....................    --              --          1,200           800        $  5,250     $  3,500
Paul G. Casner, Jr. ...............    --              --         30,000        20,000        $239,700     $159,800
Stuart F. Platt ...................    --              --          3,000        52,000        $ 13,125     $ 21,250
Richard Ross ......................    --              --          3,000        52,000        $ 13,125     $ 21,250
Leonard Newman ....................  25,000(b)       51,563         --            --              --           --

- ----------

(a)  Represents shares of Class A Common Stock.

(b)  Represents shares of Class B Common Stock.

(c) Based on the difference between the exercise price of each grant and the closing price on the American Stock Exchange-Composite Transactions of the Company's Common Stock on that date, which was $8.00.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Leonard Newman, who served on the Board's Executive Compensation Committee (the "Committee") from May 26, 1994 until August 8, 1995, served as the Chairman of the Board and Secretary of the Company during part of fiscal 1996 and until his resignation from such offices in August 1995. During the period in which he served on the Committee, Mr. Newman did not participate in compensation decisions relating to himself or Mark S. Newman.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     During fiscal 1996, the Compensation Committee established the compensation of the Chief Executive Officer and the President of the Company. The bonus awards of the Named Officers in respect of the 1996 fiscal year were determined at a meeting of the Compensation Committee as constituted on May 29, 1996. See "The Board of Directors and Certain Committees." In determining the individual elements of compensation, the Compensation Committee strives to enable the Company to attract and retain key executives critical to the long-term success of the Company and each of its subsidiaries, provide compensation opportunities which are comparable to those offered by similar companies, reward long-term strategic management and the enhancement of stockholder value and create a performance-oriented environment.

     In order to meet the foregoing objectives, the Compensation Committee has attempted to design and choose components of compensation. The Compensation Committee consulted with Compensation Resources, Inc. to assist in this process and provide competitive information, advice, documentation and recommendations relating to compensation issues. Compensation packages consist of cash, certain benefits and equity-based compensation. The Company's compensation provides for competitive base salaries which reflect individual performance, level of responsibility and are based on compensation paid by companies of relatively similar size in the same industry as that of the Company. Annual bonuses, when given, are linked to the financial performance of the Company and its subsidiaries as a whole, job performance and the meeting of specified goals. Also included are plans which reward the enhancement of long-term values to the Company's stockholders. The other components of the Company's compensation focus on both short-term and long-term performance, rewarding profitability and growth in stockholder value and delivering competitive levels of compensation.

     The compensation of the Chief Executive Officer was based on the policies described above. The Chief Executive Officer's compensation for the fiscal year ending March 31, 1996 was based on a comparison of compensation provided to chief executive officers and other members of senior management of companies of relatively similar size within the same industry as that of the Company. The bonus award for fiscal 1996 was computed on the basis of a formula that applied a weighted performance factor to a target award established for the Chief Executive Officer's salary level. The weighted performance factor was derived as a result of the Chief Executive Officer's achievement of certain Company and individual performance targets including, but not limited to, the achievement of a certain level of consolidated earnings before interest and income taxes for fiscal 1996.

     For fiscal 1996, the Chief Executive Officer recommended the compensation, excluding the bonus awards, for the other Named Officers, based on substantially the same criteria as described above. Bonus awards for the other Named Officers were computed by the Committee on a similar basis as that used for the Chief Executive Officer using specific target awards that had been established for each individual's salary level.

     The Compensation Committee has not formally addressed the restrictions under Section 162(m) of the Internal Revenue Code because the Compensation Committee does not anticipate paying compensation to its executive officers in an amount to which Section 162(m) would apply.

     Mark N. Kaplan, Chairman
     Theodore Cohn
     Donald C. Fraser
     Leonard Newman
     Jack Rachleff

PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's Class A and Class B Common Stock against the total return of the AMEX Market Index and a peer group index consisting of companies comprising the Standard Industrial Classification
(SIC) Codes 3812, Search and Navigation Equipment and 3827, Optical Instruments and Lenses. A listing of the companies included in these SIC Codes is available through publications, such as the Standard Industrial Classification Manual, and computer data bases, such as Dialog Information Systems. SIC Code 3812 includes both the Company's Class A and Class B Common Stock. The line graph does not reflect the Reclassification which became effective subsequent to the periods presented below.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
                AMONG DIAGNOSTIC/RETRIEVAL SYSTEMS, INC. ("DRS")
                        CLASS A AND CLASS B COMMON STOCK
                     AMEX MARKET INDEX AND PEER GROUP INDEX

                --GRAPHICAL REPRESENTATION OF DATA TABLE BELOW--

                             1991     1992     1993     1994     1995       1996
                             ----     ----     ----     ----     ----       ----
DRS Class A Common Stock      100    58.06    95.16    96.77    135.48    206.45
DRS Class B Common Stock      100    53.33    90.00   103.33    146.67    213.33
Amex Market Index             100   112.58   141.25   165.29    188.85    264.32
Peer Group                    100   107.21   115.32   118.84    125.34    151.53

- ----------

* Assumes that the value of the investment in Diagnostic/Retrieval Systems, Inc. Class A and Class B Common Stock and each index was $100 on April 1, 1991 and that all dividends were reinvested.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors of the Company has appointed KPMG Peat Marwick as independent public accountants of the Company for the year ending March 31, 1997. The Company has been advised by KPMG Peat Marwick that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. KPMG Peat Marwick will have a representative at the Meeting who will have an opportunity to make a statement, if he or she so desires, and who will be available to respond to appropriate questions.

                             STOCKHOLDERS' PROPOSALS

     Any stockholder who desires to submit a proposal for inclusion in the Company's proxy materials for the 1997 Annual Meeting of Stockholders must comply with the requirements concerning both the eligibility of the proponent and the form and substance of the proposal established by applicable law and regulations. Such proposal must be received by the Company at its offices at 5 Sylvan Way, Parsippany, New Jersey 07054 no later than the close of business on February 28, 1997.

     The Advance Notice Provisions of the By-Laws provide that stockholders are required to give advance notice to the Company of (i) any stockholder-proposed director nomination or (ii) any business to be introduced by a stockholder at any annual meeting. The Advance Notice Provisions provide that any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as director or directors at an annual meeting only if written notice of such stockholder's intent has been given to the Secretary of the Company not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting. In the event the annual meeting is called for a date that is not within 30 days before or after such anniversary date, the stockholder's written notice of such intent must be given within 10 days before or after such anniversary date. In the case of a special meeting of stockholders called for the purpose of electing directors, to be timely, a stockholder's notice must be delivered to or mailed and received not later than the close of business on the tenth day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made by the Company, whichever first occurs. The Chairman of the meeting may determine that the nomination of any person was not made in compliance with the Advance Notice Provisions.

     The Advance Notice Provisions further provide that, for business to be properly introduced by a stockholder of the Company where such business is not specified in the notice of meeting or brought by or at the direction of the Board, the stockholder must have given notice not less than 60 nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting of the stockholders. In the event the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder must be given 10 days before or after such anniversary date. The Chairman of the Board may, if the facts warrant, determine and declare that any business was not properly brought before such meeting and such business will not be transacted.

                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such proxies intend to vote, act and consent in accordance with their best judgment with respect thereto.

                              SOLICITATION EXPENSES

     The costs of this solicitation will be paid by the Company. Proxies will be solicited principally by mail, but some telephone, telegraph or personal solicitations of stockholders may be made by officers and employees of the Company. Officers or employees of the Company who make or assist in such solicitations will receive no compensation for doing so other than their regular salaries, but may be reimbursed for out-of pocket expenses in connection with the solicitation. The Company will request brokers, banks and other custodians or fiduciaries holding shares in their names or in the names of nominees to forward copies of the proxy soliciting materials to the beneficial owners of the shares, and the Company will reimburse them for their reasonable expenses incurred in doing so.

                                     GENERAL

     UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED MARCH 31, 1996 AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO PATRICIA WILLIAMSON, ASSISTANT VICE PRESIDENT, CORPORATE COMMUNICATIONS, DIAGNOSTIC/RETRIEVAL SYSTEMS, INC., 5 SYLVAN WAY, PARSIPPANY, NEW JERSEY 07054. THE FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.


Dated: June 28, 1996

                                 By Order of the Board of Directors,

                                 NANCY R. PITEK
                                 Secretary

                                                                       EXHIBIT A

                       DIAGNOSTIC/RETRIEVAL SYSTEMS, INC.
                                1996 OMNIBUS PLAN

1. ESTABLISHMENT AND PURPOSE.

     There is hereby adopted the Diagnostic/Retrieval Systems, Inc. 1996 Omnibus Plan (the "Plan"). This Plan is intended to promote the interests of the Company (as defined below) and the stockholders of Diagnostic/Retrieval Systems, Inc. ("DRS") by providing officers and other employees of the Company (including directors who are also employees of the Company) with appropriate incentives and rewards to encourage them to enter into and continue in the employ of the Company and to acquire a proprietary interest in the long-term success of the Company; to compensate DRS's non-employee directors and provide incentives to such non-employee directors which are directly linked to increases in stock value; and to reward the performance of individual officers, other employees, consultants and non-employee directors in fulfilling their personal responsibilities for long-range achievements.

2. DEFINITIONS.

     As used in the Plan, the following definitions apply to the terms indicated below:

     (a) "Agreement" shall mean the written agreement between DRS and a Participant evidencing an Incentive Award.

     (b)  "Board of Directors" shall mean the Board of Directors of DRS.

     (c) "Cause" shall mean (1) the willful and continued failure by the Participant substantially to perform his or her duties and obligations to the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness); (2) the willful engaging by the Participant in misconduct which is materially injurious to the Company; (3) the commission by the Participant of a felony; or (4) the commission by the Participant of a crime against the Company which is materially injurious to the Company. For purposes of this Section 2(c), no act, or failure to act, on a Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that his or her action or omission was in the best interest of the Company. Determination of Cause shall be made by the Committee in its sole discretion.

     (d) A "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:


          (1) any Person is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of DRS (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 25% or more of DRS's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (3) below; or

          (2) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of DRS) whose appointment or election by the Board of Directors or nomination for election by DRS's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

          (3) there is consummated a merger or consolidation of the Company with any other corporation other than (i) a merger or consolidation which would result in the voting securities of DRS outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 75% of the combined voting power of the voting securities of DRS or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of DRS (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of DRS (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 25% or more of the combined voting power of DRS's then outstanding securities; or

          (4) the stockholders of DRS approve a plan of complete liquidation or dissolution of DRS or there is consummated an agreement for the sale or disposition by DRS of all or substantially all of DRS's assets, other than a sale or disposition by DRS of all or substantially all of DRS's assets to an entity, at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of DRS immediately prior to such sale.

     (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

     (f) "Committee" shall mean the Stock Option Committee of the Board of Directors. The Committee shall consist of two or more persons, each of whom is an "outside director" within the meaning of Section 162(m) of the Code and a "disinterested person" within the meaning of Rule 16b-3.

     (g) "Company" shall mean, collectively, DRS and each of its Subsidiaries now held or hereinafter acquired.

     (h) "Company Stock" shall mean the common stock of DRS, par value $.01 per share.

     (i) "Disability" shall mean: (1) any physical or mental condition that would qualify a Participant for a disability benefit under the long-term disability plan maintained by the Company and applicable to him or her; (2) when used in connection with the exercise of an Incentive Stock Option following termination of employment, disability within the meaning of Section 22(e)(3) of the Code; or (3) such other condition as may be determined in the sole discretion of the Committee to constitute Disability.

     (j) "Effective Date" shall mean the date upon which this Plan is adopted by the Board of Directors.

     (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     (l) "Executive Officer" shall have the meaning set forth in Rule 3b-7 promulgated under the Exchange Act.

     (m) The "Fair Market Value" of a share of Company Stock, as of a date of determination, shall mean (1) the closing sales price per share of Company Stock on the national securities exchange on which such stock is principally traded for the last preceding date on which there was a sale of such stock on such exchange, or (2) if the shares of Company Stock are not listed or admitted to trading on any such exchange, the closing price as reported by the NASDAQ Stock Market for the last preceding date on which there was a sale of such stock on such exchange, or (3) if the shares of Company Stock are not then listed on the NASDAQ Stock Market, the average of the highest reported bid and lowest reported asked prices for the shares of Company Stock as reported by the National Association of Securities Dealers, Inc. Automated Quotations System for the last preceding date on which there was a sale of such stock in such market, or (4) if the shares of Company Stock are not then listed on a national securities exchange or traded in an over-the-counter market or the value of such shares is not otherwise determinable, such value as determined by the Committee in good faith.

     (n) "Incentive Award" shall mean any Option, Tandem SAR, Stand-Alone SAR, Restricted Stock, Phantom Stock, Stock Bonus or Other Award granted pursuant to the terms of the Plan.

     (o) "Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of Section 422 of the Code, or any successor provision, and that is designated by the Committee as an Incentive Stock Option.

     (p) "Initial Director" shall mean a Non-Employee Director of DRS who is a member of the Board of Directors on the Effective Date.

     (q) "Issue Date" shall mean the date established by DRS on which certificates representing shares of Restricted Stock shall be issued by DRS pursuant to the terms of Section 10(e).

     (r) "Non-Employee Director" shall mean a member of the Board of Directors who is not and has never been an employee of the Company.

     (s) "Non-Qualified Stock Option" shall mean an Option other than an Incentive Stock Option.

     (t) "Option" shall mean an option to purchase shares of Company Stock granted pursuant to Section 7 (or, with respect to a Non-Employee Director, pursuant to Section 14 hereof).

     (u) "Other Award" shall mean an award granted pursuant to Section 13 hereof.

     (v) "Partial Exercise" shall mean an exercise of an Incentive Award for less than the full extent permitted at the time of such exercise.

     (w) "Participant" shall mean (1) an employee or consultant of the Company to whom an Incentive Award is granted pursuant to the Plan, (2) with respect to Non-Qualified Stock Options granted under Section 14 hereof, each Non-Employee Director and (3) upon the death of an individual described in (1) or (2), his or her successors, heirs, executors and administrators, as the case may be.

     (x) "Person" shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (1) the Company, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, (4) a corporation owned, directly or indirectly, by the stockholders of DRS in substantially the same proportions as their ownership of stock of DRS, (5) First Pacific Advisors, Inc., (6) Palisade Capital Management, LLC, or (7) Taglich Brothers, D'Amadeo, Wagner and Co., Inc.

     (y) "Phantom Stock" shall mean the right, granted pursuant to Section 11, to receive in cash or shares the Fair Market Value of a share of Company Stock.

     (z) "Reload Option" shall mean a Non-Qualified Stock Option granted pursuant to Section 7(c)(5).

     (aa) "Restricted Stock" shall mean a share of Company Stock which is granted pursuant to the terms of Section 10 hereof and which is subject to the restrictions set forth in Section 10(c).

     (bb) "Rule 16b-3" shall mean the Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

     (cc) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

     (dd) "Stand-Alone SAR" shall mean a stock appreciation right which is granted pursuant to Section 9 and which is not related to any Option.

     (ee) "Stock Bonus" shall mean a bonus payable in shares of Company Stock granted pursuant to Section 12.


     (ff) "Subsequent Director" shall mean a Non-Employee Director of DRS who becomes a member of the Board of Directors subsequent to the Effective Date.

     (gg) "Subsidiary" shall mean a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

     (hh) "Tandem SAR" shall mean a stock appreciation right which is granted pursuant to Section 8 and which is related to an Option.

     (ii) "Vesting Date" shall mean the date established by the Committee on which a share of Restricted Stock or Phantom Stock may vest.

3. STOCK SUBJECT TO THE PLAN

     (a)  Shares Available for Awards

          The maximum number of shares of Company Stock reserved for issuance under the Plan shall be 500,000 shares (subject to adjustment as provided herein). Such shares may be authorized but unissued Company Stock or authorized and issued Company Stock held in DRS's treasury. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.

          The grant of a Tandem SAR, a Stand-Alone SAR or Phantom Stock shall not reduce the number of shares of Company Stock with respect to which Incentive Awards may be granted pursuant to the Plan.

     (b)  Individual Limitation

          The total number of shares of Company Stock subject to Incentive Awards (including Incentive Awards which may be payable in cash but denominated as shares of Company Stock, i.e., Stand-Alone SARs and Phantom Stock), awarded to any employee during any tax year of the Company, shall not exceed 200,000 shares (subject to adjustment as provided herein). Determinations under the preceding sentence shall be made in a manner that is consistent with Section 162(m) of the Code.

     (c)  Adjustment for Change in Capitalization.

          In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Company Stock, or other property), recapitalization, Company Stock split, reverse Company Stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Company Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (1) the number and kind of shares of Company Stock which may thereafter be issued in connection with Incentive Awards, (2) the number and kind of shares of Company Stock issued or issuable in respect of outstanding Incentive Awards, (3) the exercise price, grant price or purchase price relating to any Incentive Award, and (4) the maximum number of shares subject to Incentive Awards which may be awarded to any employee during any tax year of the Company; provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code.

     (d)  Re-use of Shares.

          The following shares of Company Stock shall again become available for Incentive Awards: except as provided below, any shares subject to an Incentive Award that remain unissued upon the cancellation, surrender, exchange or termination of such award for any reason whatsoever; and any shares of Restricted Stock forfeited. Notwithstanding the foregoing, upon the exercise of any Incentive Award granted in tandem with any other Incentive Awards, such related Awards shall be cancelled to the extent of the number of shares of Company Stock as to which the Incentive Award is exercised and such number of shares shall no longer be available for Incentive Awards under the Plan.

4. ADMINISTRATION OF THE PLAN.

     The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Incentive Awards; to determine the persons to whom and the time or times at which Incentive Awards shall be granted; to determine the type and number of Incentive Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Incentive Award; to determine whether, to what extent, and under what circumstances an Incentive Award may be settled, cancelled, forfeited, exchanged, or surrendered; to make adjustments in the performance goals in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company (to the extent not inconsistent with Section 162(m) of the Code, if applicable), or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Incentive Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan; provided, however, that the Committee may not exercise discretion under any provision of the Plan with respect to Non-Qualified Stock Options granted to Non-Employee Directors pursuant to Section 14 of the Plan, to the extent that such discretion is inconsistent with Rule 16b-3.

     The Committee may, in its absolute discretion, without amendment to the Plan, (a) except with regard to Non-Qualified Stock Options granted to Non-Employee Directors pursuant to Section 14 hereof, accelerate the date on which any Option or Stand-Alone SAR granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option or Stand-Alone SAR, and (b) accelerate the Vesting Date or Issue Date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock, Phantom Stock or other Incentive Award or otherwise adjust any of the terms applicable to any such Incentive Award.

     No member of the Committee shall be liable for any action, omission or determination relating to the Plan, and the Company shall indemnify (to the extent permitted under Delaware law and the bylaws of the Company) and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5. ELIGIBILITY.

     The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be such employees of the Company (including officers of the Company, whether or not they are directors of DRS) and consultants of the Company as the Committee shall select from time to time. Non-Qualified Stock Options shall be granted to Non-Employee Directors in accordance with the provisions of Section 14 hereof.

6. AWARDS UNDER THE PLAN; AGREEMENT.

     The Committee may grant Options, Tandem SARs, Stand-Alone SARs, shares of Restricted Stock, shares of Phantom Stock, Stock Bonuses and Other Awards in such amounts and with such terms and conditions as the Committee shall determine, subject to the provisions of the Plan. Non-Qualified Stock Options shall be granted to Non-Employee Directors in accordance with Section 14 hereof.

     Each Incentive Award granted under the Plan (except an unconditional Stock Bonus) shall be evidenced by an Agreement which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable. By accepting an Incentive Award, a Participant thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable Agreement.

7. OPTIONS.

     (a)  Identification of Options.

          Each Option shall be clearly identified in the applicable Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option.

     (b)  Exercise Price.

          Each Agreement with respect to an Option shall set forth the amount (the "option exercise price") payable by the grantee to the Company upon exercise of the Option. The option exercise price per share shall be determined by the Committee; provided, however, that in the case of an Incentive Stock Option, the option exercise price shall in no event be less than the Fair Market Value of a share of Company Stock on the date the Option is granted.

     (c)  Term and Exercise of Options.


          (1) Unless the applicable Agreement provides otherwise, an Option shall become cumulatively exercisable as to 25 percent of the shares covered thereby on each of the first, second, third and fourth anniversaries of the date of grant. The Committee shall determine the expiration date of each Option; provided, however, that no Incentive Stock Option shall be exercisable more than 10 years after the date of grant. Unless the applicable Agreement provides otherwise, no Option shall be exercisable prior to the first anniversary of the date of grant.

          (2) An Option may be exercised for all or any portion of the shares as to which it is exercisable, provided that no Partial Exercise of an Option shall be for an aggregate exercise price of less than $1,000. The Partial Exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

          (3) An Option shall be exercised by delivering notice to DRS's principal office, to the attention of its Secretary. Such notice shall be accompanied by the applicable Agreement, shall specify the number of shares of Company Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant or other person then having the right to exercise the Option. Payment for shares of Company Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise by one or a combination of the following means: (i) in cash or by personal check, certified check, bank cashier's check or wire transfer;
               (ii) subject to the approval of the Committee, in shares of Company Stock owned by the Participant for at least six months prior to the date of exercise and valued at their Fair Market Value on the effective date of such exercise; or (iii) subject to the approval of the Committee, by such other provision as the Committee may from time to time authorize. Any payment in shares of Company Stock shall be effected by the delivery of such shares to the Secretary of DRS, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of DRS shall require.

          (4) Certificates for shares of Company Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or other person entitled to receive such shares, and delivered to the Participant or such other person as soon as practicable following the effective date on which the Option is exercised.

          (5) The Committee shall have the authority to specify, at the time of grant or, with respect to Non-Qualified Stock Options, at or after the time of grant, that a Participant shall be granted a new Non-Qualified Stock Option (a "Reload Option") for a number of shares equal to the number of shares surrendered by the Participant upon exercise of all or a part of an Option in the manner described in Section 7(c)(3)(ii) above, subject to the availability of shares of Company Stock under the Plan at the time of such exercise; provided, however, that no Reload Option shall be granted to a Non-Employee Director. Reload Options shall be subject to such conditions as may be specified by the Committee in its discretion, subject to the terms of the Plan.

     (d)  Limitations on Incentive Stock Options.

          (1) To the extent that the aggregate Fair Market Value of shares of Company Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company (or any Subsidiary) shall exceed $100,000, such Options shall be treated as Non-Qualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

          (2) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is attributed to own by virtue of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary unless (i) the exercise price of such Incentive Stock Option is at least 110 percent of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

     (e)  Effect of Termination of Employment.

          (1) Unless the applicable Agreement provides otherwise, in the event that the employment of a Participant with the Company shall terminate for any reason other than Cause, Disability or death,
               (i) Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is three months after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. The three-month period described in this Section 7(e)(1) shall be extended to one year from the date of such termination in the event of the Participant's death during such three-month period. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

          (2) Unless the applicable Agreement provides otherwise, in the event that the employment of a Participant with the Company shall terminate on account of the Disability or death of the Participant,

               (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the first anniversary of such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

          (3) In the event of the termination of a Participant's employment for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

     (f)  Acceleration of Exercise Date Upon Change in Control.

          Upon the occurrence of a Change in Control, each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation.

8. TANDEM SARs.

     The Committee may grant in connection with any Option granted hereunder, except a Non-Qualified Stock Option granted to a Non-Employee Director pursuant to Section 14 hereof, one or more Tandem SARs relating to a number of shares of Company Stock less than or equal to the number of shares of Company Stock subject to the related Option. A Tandem SAR granted in connection with an Option must be granted at the same time that such Option is granted; provided, however, that a Tandem SAR granted in connection with a Non-Qualified Stock Option may be granted subsequent to the time that such Non-Qualified Stock Option is granted.

     (a)  Benefit Upon Exercise.

          The exercise of a Tandem SAR with respect to any number of shares of Company Stock shall entitle the Participant to a cash payment, for each such share, equal to the excess of (1) the Fair Market Value of a share of Company Stock on the exercise date over (2) the option exercise price of the related Option. Such payment shall be made as soon as practicable after the effective date of such exercise.

     (b)  Term and Exercise of Tandem SAR.

          (1) A Tandem SAR shall be exercisable only if and to the extent that its related Option is exercisable.

          (2) The exercise of a Tandem SAR with respect to a number of shares of Company Stock shall cause the immediate and automatic cancellation of its related Option with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this Section 8(b)(2)), with respect to a number of shares of Company Stock shall cause the automatic and immediate cancellation of any related Tandem SARs to the extent of the number of shares of Company Stock subject to such Option which is so exercised, cancelled, terminated or expired.

          (3) A Tandem SAR may be exercised for all or any portion of the shares as to which it is exercisable; provided, that no Partial Exercise of a Tandem SAR shall be for an aggregate exercise price of less than $1,000.

          (4) No Tandem SAR shall be assignable or transferable otherwise than together with its related Option.

          (5) A Tandem SAR shall be exercised by delivering notice to DRS's principal office, to the attention of its Secretary. Such notice shall be accompanied by the applicable Agreement, shall specify the number of shares of Company Stock with respect to which the Tandem SAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant or other person then having the right to exercise the Option to which the Tandem SAR is related.

9. STAND-ALONE SARs.

     (a)  Exercise Price.

          The exercise price per share of a Stand-Alone SAR shall be determined by the Committee at the time of grant, but shall in no event be less than the Fair Market Value of a share of Company Stock on the date of grant.

     (b)  Benefit Upon Exercise.

          The exercise of a Stand-Alone SAR with respect to any number of shares of Company Stock shall entitle the Participant to a payment, for each such share, equal to the excess of (1) the Fair Market Value of a share of Company Stock on the exercise date over (2) the exercise price of the Stand-Alone SAR. Such payments shall be made as soon as practicable after such exercise, in cash and/or shares of Company Stock, as determined by the Committee.


     (c)  Term and Exercise of Stand-Alone SARs.

          (1) Unless the applicable Agreement provides otherwise, a Stand-Alone SAR shall become cumulatively exercisable as to 25 percent of the shares covered thereby on each of the first, second, third and fourth anniversaries of the date of grant. The Committee shall determine the expiration date of each Stand-Alone SAR. Unless the applicable Agreement provides otherwise, no Stand-Alone SAR shall be exercisable prior to the first anniversary of the date of grant.

          (2) A Stand-Alone SAR may be exercised for all or any portion of the shares as to which it is exercisable; provided, that no Partial Exercise of a Stand-Alone SAR shall be for an aggregate exercise price of less than $1,000.

          (3) A Stand-Alone SAR shall be exercised by delivering notice to DRS's principal office, to the attention of its Secretary. Such notice shall be accompanied by the applicable Agreement, shall specify the number of shares of Company Stock with respect to which the Stand-Alone SAR is being exercised, and the effective date of the proposed exercise, and shall be signed by the Participant.

     (d)  Effect of Termination of Employment.

          The provisions set forth in Section 7(e) with respect to the exercise of Options following termination of employment shall apply as well to such exercise of Stand-Alone SARs.

     (e)  Acceleration of Exercise Date Upon Change in Control.

          Upon the occurrence of a Change in Control, any Stand-Alone SAR granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation.

10. RESTRICTED STOCK.

     (a)  Issue Date and Vesting Date.

          At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. If the grantee is employed by the Company on an Issue Date (which may be the date of grant), the specified number of shares of Restricted Stock shall be issued in accordance with the provisions of Section 10(e). Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 10(b) are satisfied, and except as provided in Section 10(g), upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 10(c) shall lapse.

     (b)  Conditions to Vesting.

          At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate.

     (c)  Restrictions on Transfer Prior to Vesting.

          Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant.

     (d)  Dividends on Restricted Stock.

          The Committee in its discretion may require that any dividends paid on shares of Restricted Stock be held in escrow until all restrictions on such shares have lapsed.

     (e)  Issuance of Certificates.

          (1) Reasonably promptly after the Issue Date with respect to shares of Restricted Stock, DRS shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided that DRS shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

                    THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE RESTRICTIONS, TERMS AND CONDITIONS (INCLUDING FORFEITURE PROVISIONS AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN THE DIAGNOSTIC/RETRIEVAL SYSTEMS, INC. 1996 OMNIBUS PLAN AND AN AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER OF SUCH SHARES AND DRS. A COPY OF THE PLAN AND AGREEMENT IS ON FILE IN THE OFFICE OF THE SECRETARY OF DRS, 5 SYLVAN WAY, PARSIPPANY, NEW JERSEY 07054.

               Such legend shall not be removed until such shares vest pursuant to the terms hereof.

          (2) Each certificate issued pursuant to this Section 10(e), together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be held by DRS unless the Committee determines otherwise.

     (f)  Consequences of Vesting.

          Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 10(c) shall lapse with respect to such share. Reasonably promptly after a share of Restricted Stock vests, DRS shall cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Section 10(e).

     (g)  Effect of Termination of Employment.

          (1) Subject to such other provision as the Committee may set forth in the applicable Agreement, and to the Committee's amendment authority pursuant to Section 4, upon the termination of a Participant's employment for any reason other than Cause, any and all shares to which restrictions on transferability apply shall be immediately forfeited by the Participant and transferred to, and reacquired by, DRS; provided that if the Committee, in its sole discretion, shall within thirty (30) days after such termination of employment notify the Participant in writing of its decision not to terminate the Participant's rights in such shares, then the Participant shall continue to be the owner of such shares subject to such continuing restrictions as the Committee may prescribe in such notice. In the event of a forfeiture of shares pursuant to this section, DRS shall repay to the Participant (or the Participant's estate) any amount paid by the Participant for such shares. In the event that DRS requires a return of shares, it shall also have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

          (2) In the event of the termination of a Participant's employment for Cause, all shares of Restricted Stock granted to such Participant which have not vested as of the date of such termination shall immediately be returned to DRS, together with any dividends paid on such shares, in return for which DRS shall repay to the Participant any amount paid by the Participant for such shares.

     (h)  Effect of Change in Control.

          Upon the occurrence of a Change in Control, all outstanding shares of Restricted Stock which have not theretofore vested shall immediately vest and all restrictions on such shares shall immediately lapse.

     (i)  Special Provisions Regarding Awards.

          Notwithstanding anything to the contrary contained herein, Restricted Stock granted pursuant to this Section 10 to Executive Officers may be based on the attainment by DRS or the Company (or a Subsidiary or division of DRS if applicable) of performance goals pre-established by the Committee, based on one or more of the following criteria: (1) the attainment of a specified percentage return on total stockholder equity; (2) the attainment of a specified percentage increase in earnings per share of Company Stock; (3) the attainment of a specified percentage increase in net income (before or after taxes); and (4) the attainment of a specified percentage increase in earnings before interest, taxes, depreciation and amortization; (5) a specified percentage increase in earnings before interest and income taxes, as adjusted for corporate office overhead expense allocation; (6) a specified percentage increase in revenues; (7) a specified minimum return on assets; and (8) such other criteria as the stockholders of DRS may approve; in each case, as determined in accordance with generally accepted accounting principles. Such shares of Restricted Stock shall be released from restrictions only after the attainment of such performance measures have been certified by the Committee.

11. PHANTOM STOCK.

     (a)  Vesting Date.

          At the time of the grant of shares of Phantom Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to Section 11(c) are satisfied, and except as provided in Section 11(d), upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, such share shall vest.

     (b)  Benefit Upon Vesting.

          Upon the vesting of a share of Phantom Stock, the Participant shall be entitled to receive, within 30 days of the date on which such share vests, an amount, in cash and/or shares of Company Stock, as determined by the Committee, equal to the sum of (1) the Fair Market Value of a share of Company Stock on the date on which such share of Phantom Stock vests and (2) the aggregate amount of cash dividends paid with respect to a share of Company Stock during the period commencing on the date on which the share of Phantom Stock was granted and terminating on the date on which such share vests.

     (c)  Conditions to Vesting.

          At the time of the grant of shares of Phantom Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate.

     (d)  Effect of Termination of Employment.

          Subject to such other provision as the Committee may set forth in the applicable Agreement, and to the Committee's amendment authority pursuant to Section 4, shares of Phantom Stock that have not vested, together with any dividends credited on such shares, shall be forfeited upon the Participant's termination of employment for any reason.

     (e)  Effect of Change in Control.

          Upon the occurrence of a Change in Control, all outstanding shares of Phantom Stock which have not theretofore vested shall immediately vest and payment in respect of such shares shall be made in accordance with the terms of this Plan.

     (f)  Special Provisions Regarding Awards.

          Notwithstanding anything to the contrary contained herein, the vesting of Phantom Stock granted pursuant to this Section 11 to Executive Officers may be based on the attainment by DRS or the Company (or a Subsidiary or division of DRS if applicable) of one or more of the performance criteria set forth in Section 10(i) hereof, in each case, as determined in accordance with generally accepted accounting principles. No payment in respect of any such Phantom Stock award will be paid to an Executive Officer until the attainment of the respective performance measures have been certified by the Committee.

12. STOCK BONUSES.

     In the event that the Committee grants a Stock Bonus, a certificate for the shares of Company Stock comprising such Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such

Participant as soon as practicable after the date on which such Stock Bonus is payable. Executive Officers shall be eligible to receive Stock Bonus grants hereunder only after a determination of eligibility is made by the Committee, in its sole discretion.

13. OTHER AWARDS.

     Other forms of Incentive Awards ("Other Awards") valued in whole or in part by reference to, or otherwise based on, Company Stock may be granted either alone or in addition to other Incentive Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Awards shall be granted, the number of shares of Company Stock to be granted pursuant to such Other Awards and all other conditions of such Other Awards.

14. NON-EMPLOYEE DIRECTOR FORMULA STOCK OPTIONS.

     The provisions of this Section 14 shall apply only to grants of Non-Qualified Stock Options to Non-Employee Directors, and, to the extent required by Rule 16b-3, shall not be amended more than every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder.

     (a)  General.

          Non-Employee Directors shall receive Non-Qualified Stock Options under the Plan. The exercise price per share of Company Stock purchasable under Non-Qualified Stock Options granted to Non-Employee Directors shall be the Fair Market Value of a share of Company Stock on the date of grant. No Non-Qualified Stock Option granted to a Non-Employee Director may be subject to an acceleration of exercisability except upon a Change in Control as described in Section 7(f).

     (b)  Initial Grants to Subsequent Directors.

          Each Subsequent Director shall, at the time such director becomes a member of the Board of Directors, be granted automatically a Non-Qualified Stock Option to purchase 5,000 shares of Company Stock.


     (c)  Subsequent Grants to Directors.

          On the date of each annual meeting of the stockholders of DRS subsequent to the annual meeting immediately following the Effective Date, each continuing Initial Director will be granted automatically a Non-Qualified Stock Option to purchase 2,500 shares of Company Stock; provided, however, that in no event shall a continuing Initial Director be granted Non-Qualified Stock Options to purchase more than 2,500 shares of Company Stock under the Plan or any other stock option plan of the Company during any tax year of the Company. On the date of each annual meeting of the stockholders of DRS subsequent to a Subsequent Director's becoming a member of the Board of Directors, such Subsequent Director shall be granted automatically a Non-Qualified Stock Option to purchase 2,500 shares of Company Stock.

     (d)  Method and Time of Payment.

          The Option exercise price shall be paid in full, at the time of exercise, in cash (including cash received from the Company as compensation or, in the discretion of the Committee, cash borrowed from the Company on such terms and subject to such conditions as the Committee shall prescribe), in shares of Company Stock having a Fair Market Value equal to such Option exercise price, in a combination of cash and Company Stock or through a cashless exercise procedure.

     (e)  Term and Exercisability.

          Each Non-Qualified Stock Option granted under this Section 14 shall
          (1) be exercisable as to 100% of the shares of Company Stock covered thereby on the first anniversary of the date that the Non-Qualified Stock Option is granted and (2) expire ten years from the date of grant.

     (f)  Termination.

          In the event of the termination of a Non-Employee Director's service with DRS other than for Cause, any Non-Qualified Stock Option granted to such Non-Employee Director under this Section 14, to the extent that it is exercisable on the date of such termination, may be exercised by such Non-Employee Director (or, if applicable, by his or her executors, administrator, legatees or distributees) until the earlier of (1) the date that is two years from the date of such termination or (2) the expiration of such Non-Qualified Stock Option. In the event of the termination of a Non-Employee Director's service with DRS for Cause, all outstanding Non-Qualified Stock Options granted to such Non-Employee Director shall expire at the commencement of business on the date of such termination.

15. RIGHTS AS A STOCKHOLDER.

     No person shall have any rights as a stockholder with respect to any shares of Company Stock covered by or relating to any Incentive Award until the date of issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 3(c), no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

16. NO SPECIAL EMPLOYMENT RIGHTS; NO RIGHT TO INCENTIVE AWARD.

     Nothing contained in the Plan or any Agreement shall confer upon any Participant any right with respect to the continuation of employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant.

     No person shall have any claim or right to receive an Incentive Award hereunder. The Committee's granting of an Incentive Award to a participant at any time shall neither require the Committee to grant any other Incentive Award to such Participant or other person at any time or preclude the Committee from making subsequent grants to such Participant or any other person.

17. SECURITIES MATTERS.

     (a) DRS shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, DRS shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until DRS is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

     (b) The transfer of any shares of Company Stock hereunder shall be effective only at such time as counsel to DRS shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Company Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Option, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

18. WITHHOLDING TAXES.

     Whenever cash is to be paid pursuant to an Incentive Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto.

     Whenever shares of Company Stock are to be delivered pursuant to an Incentive Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Committee, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Company Stock having a value equal to the amount of tax to be withheld. Such shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined (the "Tax Date"). Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Incentive Award.

19. NOTIFICATION OF ELECTION UNDER SECTION 83(B) OF THE CODE.

     If any Participant shall, in connection with the acquisition of shares of Company Stock under the Plan, make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and a notification required pursuant to regulation issued under the authority of Section 83(b) of the Code.

20. NOTIFICATION UPON DISQUALIFYING DISPOSITION UNDER SECTION 421(B)
    OF THE CODE.

     Each Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Company of any disposition of shares of Company Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

21. AMENDMENT OR TERMINATION OF THE PLAN.

     The Board of Directors may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that stockholder approval shall be required if and to the extent required by Rule 16b-3 or by any comparable or successor exemption under which the Board of Directors believes it is appropriate for the Plan to qualify, or if and to the extent the Board of Directors determines that such approval is appropriate for purposes of satisfying Sections 162(m) or 422 of the Code. Incentive Awards may be granted under the Plan prior to the receipt of such stockholder approval but each such grant shall be subject in its entirety to such approval and no award may be exercised, vested or otherwise satisfied prior to the receipt of such approval. Nothing herein shall restrict the Committee's ability to exercise its discretionary authority pursuant to Section 4, which discretion may be exercised without amendment to the Plan. No action hereunder may, without the consent of a Participant, reduce the Participant's rights under any outstanding Incentive Award.

22. TRANSFERS UPON DEATH; NONASSIGNABILITY.

     Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executor or administrator of the Participant's estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Incentive Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the Incentive Award.

     During a Participant's lifetime, the Committee may permit the transfer, assignment or other encumbrance of an outstanding Option unless (y) such Option is an Incentive Stock Option and the Committee and the Participant intends that it shall retain such status, or (z) such Option is meant to qualify for the exemptions available under Rule 16b-3, nontransferability is necessary under Rule 16b-3 in order for the award to so qualify and the Committee and the Participant intend that it shall continue to so qualify. Subject to any conditions as the Committee may prescribe, a Participant may, upon providing written notice to the Secretary of DRS, elect to transfer any or all Options granted to such Participant pursuant to the Plan to members of his or her immediate family, including, but not limited to, children, grandchildren and spouse or to trusts for the benefit of such immediate family members or to partnerships in which such family members are the only partners; provided, however, that no such transfer by any Participant may be made in exchange for consideration.

23. EXPENSES AND RECEIPTS.

     The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

24. FAILURE TO COMPLY.

     In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant (or beneficiary) to comply with any of the terms and conditions of the Plan or the applicable Agreement, unless such failure is remedied by such Participant (or beneficiary) within ten days after notice of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

25. EFFECTIVE DATE AND TERM OF PLAN.

     The Plan became effective on the Effective Date, but the Plan (and any grants of Incentive Awards made prior to stockholder approval of the Plan) shall be subject to the requisite approval of the stockholders of DRS. In the absence of such approval, such Incentive Awards shall be null and void. Unless earlier terminated by the Board of Directors, the right to grant Incentive Awards under the Plan will terminate on the tenth anniversary of the Effective Date. Incentive Awards outstanding at Plan termination will remain in effect according to their terms and the provisions of the Plan.

26. APPLICABLE LAW.

     Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Delaware, without reference to its principles of conflicts of law.

27. PARTICIPANT RIGHTS.

     No Participant shall have any claim to be granted any award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Incentive Award shall have no rights as a stockholder with respect to any shares covered by any award until the date of the issuance of a Company Stock certificate to him or her for such shares.

28. UNFUNDED STATUS OF AWARDS.

     The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Incentive Award, nothing contained in the Plan or any Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company.

29. NO FRACTIONAL SHARES.

     No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, other Incentive Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

30. BENEFICIARY.

     A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant's estate shall be deemed to be the grantee's beneficiary.

31. INTERPRETATION.

     The Plan is designed and intended to comply with Rule 16b-3 and, to the extent applicable, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.

32. SEVERABILITY.

     If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

                                                                       EXHIBIT B

                          MINUTES OF A SPECIAL MEETING
                          OF THE STOCK OPTION COMMITTEE
                      OF DIAGNOSTIC/RETRIEVAL SYSTEMS, INC.

     A special meeting of the Stock Option Committee (the "Committee") of the Board of Directors of Diagnostic/Retrieval Systems, Inc., a Delaware corporation (the "Company"), was convened on February 7, 1996, in the offices of the Company located at 5 Sylvan Way, Parsippany, New Jersey. All of the members of the Committee were present. Dr. Donald C. Fraser presided as Chairman of the meeting and acted as secretary. Terms not defined herein shall have the meanings ascribed to them in the Company's 1991 Stock Option Plan (the "Plan").

AUTOMATIC GRANTS TO NON-EMPLOYEE DIRECTORS

     The Committee also discussed the granting of Options to non-employee directors consistent with the terms of the Plan. Upon motion duly made and seconded, the following resolutions were unanimously adopted:

          RESOLVED, that each member of the Board of Directors who is not and has never been an employee of the Company or any of its subsidiaries (whether now held or hereinafter acquired) (a "Non-Employee Director") shall receive Non-qualified Stock Options, the Option Price per share of Common Stock purchasable under the Options granted to Non-Employee Directors shall be Fair Market Value of a share on the date of grant; and it was further

          RESOLVED, that each Non-Employee Director serving as a member of the Board on the date hereof is hereby granted an Option to purchase 5,000 shares of Common Stock, subject to stockholder approval at the next annual meeting of stockholders, and that on the date of each annual meeting of stockholders of the Company commencing with the annual meeting following the annual meeting at which the granting of the foregoing Options is approved, each Non-Employee Director will be granted automatically, without action by the Committee, an Option to purchase 2,500 shares of Common Stock; provided, however, that in no event shall a Non-Employee Director be granted Options to purchase more than an aggregate of 2,500 shares of Common Stock during any tax year of the Company under the Plan or any other stock option plan of the Company; and it was further

          RESOLVED, that each Option be exercisable as to 100 percent of the shares covered by the Option on the first anniversary of the date that the Option is granted and expire ten years from the date of grant; and it was further

          RESOLVED, that in the event of the termination of a Non-Employee Director's service with the Company other than for Cause, any Option granted to such Non-Employee Director hereby, to the extent that it is exercisable on the date of such termination, may be exercised until the earlier of (1) the date that is two years from the date of such termination or (2) the expiration of such Option; provided, however, that in the event of the termination of a Non-Employee Director's service with the Company for Cause, all outstanding Options granted to such Non-Employee Director shall expire at the commencement of business on the date of such termination; "Cause" shall mean (1) the willful and continued failure by the Non-Employee Director substantially to perform his or her duties and obligations to the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness) or (2) the willful engaging by the Non-Employee Director in misconduct which is materially injurious to the Company, however, no act, or failure to act, on a Non-Employee Director's part shall be considered "willful" unless done, or omitted to be done, by the Non-Employee Director in bad faith and without reasonable belief that his or her action or omission was in the best interest of the Company, and the determination of Cause shall be made by the Committee in it sole discretion; and it was further

          RESOLVED, that the form, terms, provisions and conditions of the letter granting an option to each non-employee director (each a "Grant Letter") . . . is hereby in all respects adopted and approved; and it was further

          RESOLVED, that the Chief Executive Officer, the President and any Vice President of the Company be, and each hereby is, authorized and directed to execute and deliver, on behalf of and in the name of the Company, a Grant Letter, with such changes or additions to the form attached hereto as such officer or officers, with the advice of counsel, may approve, to each non-employee director to evidence such non-employee director's option, and that such option shall be exercisable as provided in such Grant Letter; and it was further

          RESOLVED, that the proper officers of the Company be, and they hereby are, authorized and directed to execute and deliver all agreements and documents necessary or appropriate and to take such further action as may be necessary or proper to carry into effect the intentions of the foregoing resolutions.

     There being no further business to come before the Committee, upon motion duly made and seconded the meeting was adjourned.

                                      /s/ DONALD C. FRASER
                                      -------------------------------
                                      Donald C. Fraser
                                      Secretary

                                    APPENDIX
                    (Pursuant to Rule 304 of Regulation S-T)

1. Page 18 contains a description in tabular form of a graph entitled "Stockholder Return Performance Graph" which represents the comparison of the cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the Amex Market Index and the Peer Group for the period of five years commencing December 31, 1991 and ending December 31, 1996, which graph is contained in the paper format of this Proxy Statement being sent to Stockholders.

                       DIAGNOSTIC/RETRIEVAL SYSTEMS, INC.

               Proxy Solicited on Behalf of the Board of Directors
        For the Annual Meeting of Stockholders to Be held August 7, 1996

     The undersigned, revoking all previous proxies, appointments Mark S. Newman and Nancy R. Pitek, and each of them, acting unanimously if more than one be present, attorneys and proxies of the undersigned, with power of substitution, to represent the undersigned at the annual meeting of stockholders of Diagnostic/Retrieval Systems, Inc. (the "Company") to be held on August 7, 1996, and at any adjournments thereof, and to vote all shares of common stock of the Company which the undersigned is entitled to vote, on all matters coming before said meeting. Such proxies are instructed to vote as directed below with respect to the matters listed hereon and in their discretion on all other matters coming before the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

1. Election of Class 1         [ ]  For all nominees listed below              [ ]  WITHHOLD AUTHORITY
   DIRECTORS:               (except as marked to the contrary below)       vote for all nominees listed below

(INSTRUCTION: To withhold authority to vote for any of the nominees, strike a line through the nominee's name below.)

Nominees: MARK S. NEWMAN, THEODORE COHN, DONALD C. FRASER

2. PROPOSAL to adopt the 1996 Omnibus Plan.

                  [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

3. PROPOSAL to ratify the grant of options to non-employee directors of the Company pursuant to the 1991 Stock Option Plan.

                  [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" Items 1 through 3.

                                              DATE:____________________________



                                              _________________________________
                                              Signature


                                              _________________________________
                                              Signature of Joint Holder, if any
                                              Please sign exactly as your name
                                              appears to the left. Executors,
                                              administrators, trustees, etc.
                                              should give full title as such. If
                                              the signer is a corporation,
                                              please sign full corporate name by
                                              a duly authorized officer.

- --------------------------------------------------------------------------------

              PLEASE DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.